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MINNESOTA MUTUAL LIFE                                                                                  VARIABLE ANNUITY APPLICATION

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The Minnesota Mutual Life Insurance Company - 400 North Robert Street - St. Paul, Minnesota 55101-2098
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TO BE COMPLETED BY ANNUITANT

1. NAME OF ANNUITANT (Last, First, MI)                         2. DATE OF BIRTH        3. / / M       4. SOCIAL SECURITY NUMBER
                                                                                          / / F
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5. RESIDENCE (St. or RFD, City, State, Zip)

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6. EMPLOYER                                                    7. DATE EMPLOYED        8. OCCUPATION

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9. BUSINESS ADDRESS (St. or RFD, City, State, Zip)                                     10. ANNUAL EARNED INCOME

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11. NAME OF BENEFICIARY          SOCIAL SECURITY NUMBER        12. DATE OF BIRTH       13. / / M      14. RELATIONSHIP TO PROPOSED
                                                                                           / / F          ANNUITANT
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15. TYPE OF PLAN

/ / Tax Sheltered Annuity (403(b))                             / / IRA
/ / H.R. 10                                                    / / IRA Rollover/Transfer from          / / Other___________
/ / Simplified Employee Pension                                    / / H.R. 10 Plan
/ / Public Employee Deferred Compensation                          / / IRA Plan
                                                                   / / Corporate Plan
Is Annuitant Covered under any Other Qualified Plan?               / / TSA Plan
   / / Yes  / / No   IF "YES" EXPLAIN UNDER NUMBER 22.
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16. TYPE OF CONTRACT AND AMOUNT OF PAYMENT                     17. PAYMENT METHOD

/ / Flexible Payment Deferred Variable Annuity                 / / APP (Automatic Payment Plan)
    of $_______________________per________________________         Commencing on:  Mo.___________________ Day______________
/ / Single Payment Deferred Variable Annuity of $_________
                                                               / / Group Billing. BILL MY EMPLOYER
-----------------------------------------------------------        Commencing on:  Mo.___________________ Day______________
18. PURCHASE PAYMENT ALLOCATION
_________% GENERAL ACCOUNT
_________% FUND D (VARIABLE)                                   / / Individual Billing
-----------------------------------------------------------        Commencing on the 1st of:  Mo.__________________________
19. MONTHS TO BE EXCLUDED FROM GROUP BILLING                       and continuing on a    / / Q     / / S-A     / / A Basis
   J   F   M   A   M   J   J   A   S   O   N   D
                                                               / / Other___________________________________________________
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20. WILL THE CONTRACT APPLIED FOR REPLACE AN EXISTING INSURANCE OR ANNUITY CONTRACT?
    IF "YES" EXPLAIN UNDER NUMBER 22.                                                    / / YES       / / NO
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21. WOULD YOU LIKE US TO SEND YOU A STATEMENT OF ADDITIONAL INFORMATION, REFERRED
    TO IN THE PROSPECTUS FOR THE FUND?                                                   / / YES       / / NO
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22. SPECIAL INSTRUCTIONS OR REMARKS




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I represent that the statements and answers in this application are full, complete, and true to the best of my knowledge, and agree that they are to be considered the basis of any contract issued to me.  I ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY
PROSPECTUS FOR THE MINNESOTA MUTUAL VARIABLE FUND D.  I UNDERSTAND THAT ALL PAYMENTS AND VALUES OF ANY CONTRACT ISSUED, WHEN BASED
UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.
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SIGNED AT (City, State)                                        DATE OF APPLICATION                AMOUNT REMITTED WITH APPLICATION
                                                                                                  $
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SIGNATURE OF ANNUITANT                                         SIGNATURE OF OWNER (If other than Annuitant)
X                                                              X
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INVESTMENT SUITABILITY - TO BE COMPLETED BY ANNUITANT:  NASD rules require inquiry concerning the financial condition of individuals applying for variable annuity contracts.  You are urged to supply such information in order for Minnesota Mutual Life to make an informed judgment as to the suitability of the investment for you.  You may choose not to provide this information in which case the
Registered Representative will provide the data based upon information known by the Registered Representative.

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1)MARITAL STATUS   2)DEPENDENTS   3)CURRENT ESTIMATED             4)FACE AMOUNT OF    5)OTHER RETIREMENT RESOURCES
                                                                    Life Insurance
/ / Single         / / Spouse     Family Income $______________                        / / Social Security       / / Pension Benefit
/ / Married        / / Children   Family Assets $______________    $_______________    / / Insurance or Annuity Contracts
/ / Widowed        Ages:          Family Debt   $______________                        / / Other____________________

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/ / I have provided this information             SIGNATURE OF ANNUITANT          DATE           WITNESS
/ / I do not wish to provide this information    X
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TO BE COMPLETED BY AGENT
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To the best of my knowledge, this contract / / will / / will not replace an existing insurance or annuity contract.

I certify that a current prospectus was delivered and that no written sales materials other than those furnished by the Home Office were used.
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SIGNATURE OF REGISTERED REPRESENTATIVE                                         CODE            BROKER - DEALER
X
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TO BE COMPLETED BY HOME OFFICE
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ACCEPTED BY REGISTERED PRINCIPAL                 DATE                          CONTRACT NUMBER             CASE NUMBER

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IMPORTANT INSTRUCTIONS

Following these instructions will ensure that the application can be processed without delay.

-   Complete all items on the application.

-   Remit all funds for the variable contract directly to the Home Office;  NASD regulations do not permit the commingling of these funds with agency funds or any other funds.

-   If applying for APP (Automatic Payment Plan) attach Authorization Form and voided check.

-   If replacement is involved, submit appropriate replacement forms if required in the state of jurisdiction.

-   If application is part of new HR-10 on SEP plan, submit appropriate adoption agreement and Employee Benefit Plan Statement for the plan.

-   If a TSA (Tax Sheltered Annuity) plan, submit copy of salary modification agreement and, if the contribution is to exceed the maximum exclusion allowance, a copy of the calculation worksheet.

-   If applying for an immediate annuity, submit proof of birth for annuitant and the joint annuitant if appropriate; submit periodic withholding election form; indicate annuity option selected in the "Special Remarks" section, item Number 22.
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